COLUMBIA COMMON STOCK FUND, INC.
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 2004

The Board of Directors of the Fund has approved proposals to reorganize the Fund into the respective Acquiring Fund listed below, subject to shareholder approval. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, all of the assets of the Fund will be transferred to the respective Acquiring Fund and shareholders of the Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders to be held in February, 2005. If approved at the special meeting, the reorganization is proposed to take place in late February, 2005. Shareholders of the Fund will be mailed information detailing the proposal relating to the reorganization of the Fund in late December, 2004.

In connection with the proposed reorganization of the Fund, the Board of Directors has suspended the sale of the Fund's shares effective as of the close of business on November 10, 2004. Consequently, purchase orders for shares of the Funds (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments, contributions to certain existing retirement plan accounts and purchases through wrap fee accounts) will not be accepted by the Funds after November 10, 2004.


--------------------------------------- ----------------------------------------
         FUND                                    ACQUIRING FUND
--------------------------------------- ----------------------------------------
         Columbia Common Stock Fund              Columbia Large Cap Core
--------------------------------------- ----------------------------------------


The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and become effective, please call 1-800-345-6611 or visit the Fund's website at www.columbiafunds.com. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.



111-36/385T-1004                                                October 22, 2004